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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 3, 1997

                            ARGYLE TELEVISION, INC.

            (Exact name of registrant as specified in its charter)


    DELAWARE                           0-27000                  74-2717523

(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)

            200 Concord Plaza, Suite 700, San Antonio, Texas 78216
                   (Address of principal executive offices)

                                (210) 828-1700
                         (Registrant's Telephone No.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         a.  Financial Statements.
             --------------------

             Not applicable.

         b.  Pro Forma Financial Information.
             -------------------------------

             Not applicable.

         c.  Exhibits.
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             99.1   Financial Statements of Sigma Broadcasting, Inc. for the
                    year ended December 31, 1995 with Report of Independent Auditors

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ARGYLE TELEVISION, INC.


Dated: January 3, 1997                        By: /s/ DEAN H. BLYTHE
                                                 -------------------------------
                                                 Dean H. Blythe, Vice President,
                                                 Secretary and General Counsel

                                      -3-
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                                 EXHIBIT INDEX

Exhibit
Number                  Description                                         Page
-------                 -----------                                         ----

 99.1 Financial Statements of Sigma Broadcasting, Inc. for the year ended December 31, 1995 with Report of Independent Auditors